Filed pursuant to Rule 497(a)
Registration No. 333-233317
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

From: [●] At: [●]
Subject: LAUNCH: TCPC $150mm 5-year
$150 mm at T+ 287.5

ISSUER:	Blackrock TCP Capital Corp (TCPC)
EXPECTED RATING:	Baa3/BBB-/NR (Moody's/S&P/Fitch)
TOTAL SIZE:	$150mm
FORMAT:	SEC Registered
RANKING:	Sr. Unsecured Note
SETTLEMENT:	T+5 (August 23, 2019)
TENOR:	5-Year
MATURITY DATE:	August 23, 2024
FIRST PAY:	TBD
TRANCHE CURRENCY:	USD
OPTIONAL REDEMPTION:	Make whole T+ basis points
BOOK RUNNERS:	BofAML (B&D)
IPTs:	T+ 287.5 bps area
USE OF PROCEEDS:
To repay amounts outstanding under TCPC's revolving credit facility (which will increase the funds under such revolving credit facilities available to us to make additional investments in portfolio companies in accordance with our investment objective) and for other general corporate purposes)

DENOMINATIONS:	$2,000 x $1,000

Timing:	Today's Business

Investors are advised to carefully consider the investment objective, risks, charges and expenses of TCPC before investing. The preliminary prospectus supplement dated August 16, 2019, together with an accompanying prospectus dated August 16, 2019, which have been filed with the Securities and Exchange Commission, contain this and other information about TCPC and should be read carefully before investing.
The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of TCPC and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.
* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
TCPC’s shelf registration statement relating to these securities is on file and was deemed immediately effective upon filing with the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, copies may be obtained from BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or by calling (800) 294-1322, or by email: dg.prospectus_requests@baml.com.
ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.